
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR JULY 1998                              EXHIBIT 99.2
  $304,203,000   Class A 6.85% Asset Backed Notes
  $26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                                    20-Aug-98
Collection Period Begin Date                                                                                               01-Jul-98
Collection Period End Date                                                                                                 31-Jul-98
Days in accrual period (30/360)                                                                                                   30
Month(s) in Revolving Period                                                                                                      15

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                        $10,082,964.75
     Collections Allocable to Principal Funding Account                                                                $7,832,302.63
     Collections Allocable to Interest Payment Account                                                                 $2,250,662.12

Miscellaneous Data
     Initial Pool Balance                                                                                            $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                             $330,655,783.00
      Subsequent Receivables Purchased                                                                                 $7,880,449.43
     Current APR of Pool                                                                                                       8.17%
     Remaining Residual Amount                                                                                         $1,435,488.18
     Obligor Over-Concentration Amount                                                                                         $0.00
     Cumulative Net Losses                                                                                               $116,713.45
     Deliquencies - 60 to 90 Days                                                                                        $615,744.95
     Deliquencies - Over 90 Days                                                                                         $171,989.46
     Realized Losses (Current Period)                                                                                    $116,713.45
     Recoveries                                                                                                                $0.00
     Acquired Receivables - Transferor (Current Period)                                                                        $0.00
     Acquired Receivables - Servicer (Current Period)                                                                          $0.00
     Investment Earnings
       Collection Account                                                                                                 $40,271.19
       Principal Funding Account                                                                                             $548.61
       Reserve Account                                                                                                    $20,775.43
     Total Investment Earnings                                                                                            $61,595.23
------------------------------------------------------------------------------------------------------------------------------------

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                               $330,655,783.00
       Class A Note Beginning Principal Balance                                                                      $304,203,000.00
       Class B Note Beginning Principal Balance                                                                       $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                                     $330,655,783.00
       Class A Note Principal Balance (End of Period)                                                                $304,203,000.00
               Class A Note Pool Factor (End of Period)                                                                    1.0000000
       Class B Note Principal Balance (End of Period)                                                                 $26,452,783.00
               Class B Note Pool Factor (End of Period)                                                                    1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                                                         $10,144,559.98

Administration Fee Accrued during this Period                                                                                $500.00

Principal Funding Account (PFA)                                                                                        $8,080,859.19
       Class A Noteholders' Principal Distributable Amount                                                                     $0.00
       Class B Noteholders' Principal Distributable Amount                                                                     $0.00

Interest Payment Account (IPA)                                                                                         $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                                                              $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                                                $151,001.30

Servicing Fees Accrued during this Period                                                                                $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                                                               $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                                                        $0.00
       Deposits to Reserve Account from PFA/IPA                                                                                $0.00

       Ending Reserve Account Balance                                                                                  $4,742,046.01
====================================================================================================================================


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR JULY 1998                           EXHIBIT 99.2
       PART III -- SERVICING CALCULATIONS

       Initial Pool Balance                                                                                          $330,655,783.00
       Pool Balance (Beginning of Collection Period)                                                                 $330,655,783.00
       Pool Balance (End of Collection Period)                                                                       $330,655,783.00

       Total Collections                                                                                              $10,144,559.98
            Collections Allocable to Principal Funding Account                                                         $7,832,302.63
            Collections Allocable to Interest Payment Account                                                          $2,250,662.12
       Prior Principal Funding Account Balance                                                                           $131,843.11
       Recoveries                                                                                                              $0.00
       Investment Income for the Period                                                                                   $61,595.23

       Principal Funding Account (PFA)                                                                                 $7,964,145.74
       Interest Payment Account (IPA)                                                                                  $2,312,257.35

       Principal Distributable Amount                                                                                  $8,080,859.19

       1.  Trigger Tests

       (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                                       NO
       (b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?                    NO
       (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?                    NO
       (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                        NO
               Has an Early Amortization Event Occurred?                                                                          NO

       2.  Calculation of Distributable Amounts

       Class A Note Beginning Principal Balance                                                                      $304,203,000.00
       Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
       Class A Noteholders' Share of the Principal Distribution Amount                                                         0.00%
       Class A Noteholders' Principal Distributable Amount                                                                     $0.00

       Class B Note Beginning Principal Balance                                                                       $26,452,783.00
       Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
       Class B Noteholders' Share of the Principal Distribution Amount                                                         0.00%
       Class B Noteholders' Principal Distributable Amount                                                                     $0.00

       Interest Accrued on Class A Notes this period                           6.85%                                   $1,736,492.13
       Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                     $0.00
       Interest Due (in Arrears) on above Shortfall                                                                            $0.00
       Noteholders' Class A Interest Distributable Amount                                                              $1,736,492.13

       Interest Accrued on Class B Notes this period                           6.85%                                     $151,001.30
       Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                     $0.00
       Interest Due (in Arrears) on above Shortfall                                                                            $0.00
       Noteholders' Class B Interest Distributable Amount                                                                $151,001.30

       3.  Allocations from Collection Account

       Interest Payment Account (IPA)                                                                                  $2,312,257.35

               Servicing Fee Shortfall (Previous Period)                                                                       $0.00
               Servicing Fees Accrued during this Period                       0.50%                                     $137,773.24
               Servicing Fees Paid this Period from IPA                                                                  $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                                                            $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Servicing Fee Shortfall (Current Period)                                                                        $0.00

       Remaining Interest Payment Account (IPA)                                                                        $2,174,484.11

               Administration Fee Shortfall (Previous Period)                                                                  $0.00
               Administration Fee Accrued during this Period                   $500/mon                                      $500.00
               Administration Fee Paid this Period from IPA                                                                  $500.00
               Preliminary Administration Fee Shortfall (Current Period)                                                       $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Administration Fee Shortfall (Current Period)                                                                   $0.00

       Remaining Interest Payment Account (IPA)                                                                        $2,173,984.11


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR JULY 1998                              EXHIBIT 99.2
               Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                             $0.00
               Interest Due (in Arrears) on above Shortfall                                                                    $0.00
               Interest Accrued on Class A Notes this period                                                           $1,736,492.13
               Noteholders' Class A Interest Distributable Amount from IPA                                             $1,736,492.13
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                  $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                                              $0.00

       Remaining Interest Payment Account (IPA)                                                                          $437,491.98

               Deposit to Reserve Account (from IPA)                                                                           $0.00

       Remaining Interest Payment Account (IPA)                                                                          $437,491.98

               Deposit to Principal Funding Account (from IPA)                                                           $116,713.45
               Receipt from Reserve Account for shortfall                                                                      $0.00
       Remaining Interest Payment Account (IPA)                                                                          $320,778.53

               Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                             $0.00
               Interest Due (in Arrears) on above Shortfall                                                                    $0.00
               Interest Accrued on Class B Notes this period                                                             $151,001.30
               Noteholders' Class B Interest Distributable Amount from IPA                                               $151,001.30
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                                              $0.00

       Remaining Interest Payment Account (IPA)(to the Transferor)                                                       $169,777.23

       Principal Funding Account (PFA)(including addition, if any, from IPA)                                           $8,080,859.19

               Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
               Class A Noteholders' Monthly Principal Distributable Amount                                                     $0.00
               Class A Noteholders' Principal Distributable Amount Paid from PFA                                               $0.00
               Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

       Remaining Principal Funding Account (PFA)                                                                       $8,080,859.19

               Deposit to Reserve Account (from PFA)                                                                           $0.00

       Remaining Principal Funding Account (PFA)                                                                       $8,080,859.19

               Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
               Class B Noteholders' Monthly Principal Distributable Amount                                                     $0.00
               Class B Noteholders' Principal Distributable Amount Paid from PFA                                               $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

       Remaining Principal Funding Account                                                                             $8,080,859.19
       Amount to Transferor to purchase Subsequent Receivables                                                         $7,880,449.43
                                                                                                                       -------------
       Ending Principal Funding Account Balance                                                                          $200,409.76

       4.  Distributions from Reserve Account

       Beginning Reserve Account Balance                                                                               $4,742,046.01

       Distribution from Reserve Account                                                                                       $0.00
               Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                                $0.00
               Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                           $0.00
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                  $0.00

       Preliminary Reserve Account Balance                                                                             $4,742,046.01

               Deposit to Reserve Account (from IPA)                                                                           $0.00

       Preliminary Reserve Account Balance                                                                             $4,742,046.01

       Distribution from Reserve Account                                                                                       $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
               Transfer to PFA for Realized Losses                                                                             $0.00
       Preliminary Reserve Account Balance                                                                             $4,742,046.01

                                    Page 3



METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR JULY 1998                             EXHIBIT 99.2
               Deposit to Reserve Account (from PFA)                                                                           $0.00

       Preliminary Reserve Account Balance                                                                             $4,742,046.01

       Specified Reserve Account Balance                                                                               $4,742,046.01
       Lessor of:
       (a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and      1.00%                  $4,742,046.01
       (b)  Class A Principal Balance (End of Period)                                                                $304,203,000.00

       Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                                    YES

       Excess Amount in Reserve Account released to Transferor                                                                 $0.00

       Ending Reserve Account Balance                                                                                  $4,742,046.01

       5.  Trigger Calculations

       How many months has the Reserve Account been less than the Specified Reserve Account, if any?                               0
       Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                        NO
       How many months has the Pool Balance been less than the Note Balance, if any?                                               0


       6.  Ending Balances
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                                              $0.00
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                                              $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

               Class A Note Principal Balance (End of Period)                                                        $304,203,000.00
               Class B Note Principal Balance (End of Period)                                                         $26,452,783.00
               Total Principal Balance of Notes (End of Period)                                                      $330,655,783.00

               Class A Note Pool Factor (End of Period)                    $304,203,000.00                                 1.0000000
               Class B Note Pool Factor (End of Period)                     $26,452,783.00                                 1.0000000
               Total Notes (End of Period)                                                                                 1.0000000

               Class A Notes Principal Balance at close of Revolving Period                                                     0.00
               Principal Pool Balance at close of Revolving Period                                                              0.00
               Class A Noteholders Percentage at the close of the Revolving Period                                             0.00%

               Servicer's Yield                                                                                             2,040.75

                                    Page 4